SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 15, 2002


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
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(State or other jurisdiction    (Commission                        (IRS Employer
 of incorporation)                File Number)               Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code (315) 449-6436
















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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

As was previously disclosed on March 6, 2002, the Company announced details of a comprehensive plan designed to refocus capital resources on four selected businesses: Animal Feed and Nutrition (the principal operation within the Agriculture segment), Energy Products (Energy segment), Produce, and Agricultural Technologies (operations within the Country Products Group segment). This plan also disclosed our intentions to divest of four business operations: Telmark (Leasing segment), Agway Insurance (the principal operation within the Insurance segment), and Agronomy and Seedway (components of the Agriculture segment). As a result, our financial statements separately reflect these business operations as discontinued operations.

Included as an exhibit to this filing are restated audited financial statements as of June 30, 2001 and June 24, 2000 and for each of the three fiscal years in the period ended June 30, 2001 that reflect the businesses to be divested as discontinued operations.

In our March 6, 2002 announcement regarding the discontinuation of certain of our businesses, we also announced that we had temporarily stopped the sale of Agway subordinated debt until our report on Form 10-Q for the quarter ended March 31, 2002, and other restated financial information related to the announced transactions, was filed with the Securities and Exchange Commission. Now that this information has been filed, we anticipate that we will begin selling those securities in the near future. For more information, see the report on Form 10-Q for the quarter ended March 31, 2002, on file with the Securities and Exchange Commission.








Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward- looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

The following is a complete list of exhibits filed as part of this report:

No.
---

23   Consent of Experts and Counsel

99   Additional exhibit

     (a) Restated audited financial statements as of June 30, 2001 and June 24, 2000 and for each of the three fiscal years in the period ended June 30, 2001.


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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-62509) and Form S-8 (No. 333-93531) of Agway Inc. of our report dated August 17, 2001, except for Notes 1 and 2, as to which the date is May 14, 2002, and Note 8, as to which the date is September 14, 2001, relating to the financial statements of Agway Inc., which appears in the Current Report on Form 8-K of Agway Inc. dated May 15, 2002.


PricewaterhouseCoopers LLP

Syracuse, New York
May 14, 2002









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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGWAY INC.
                                         (Registrant)




 Date           May 15, 2002              By        /s/ PETER J. O'NEILL
      ------------------------------       -------------------------------------
                                                       Peter J. O'Neill
                                                    Senior Vice President
                                                      Finance & Control
                                             (Principal Financial Officer and
                                                   Chief Accounting Officer)














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